FARM BUREAU LIFE INSURANCE COMPANY

Farm Bureau Life Annuity Account

Supplement Dated February 22, 2022

to the Prospectuses for

Non-Participating Variable Annuity Contract

[Dated May 1, 2019]

This Supplement updates certain information contained in your Prospectus, as previously supplemented, regarding the Asset Allocation Program under your Variable Annuity Contract. In particular, as of January 1, 2022, FBL Wealth Management, LLC replaced FBL Investment Management Services, Inc. as investment adviser for the Asset Allocation Program. Please read this Supplement carefully and retain it for future reference with your Prospectus.

This supplement amends the following disclosures in your prospectus.

1.              In the section entitled “Asset Allocation Program,” all references to “FBL Investment Management Services, Inc. (“FIMS”)” are removed and replaced with a reference to “FBL Wealth Management, LLC. (“FWM”).” Consequently, all references to “FIMS” in this section are removed and replaced with a reference to “FWM.”

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If you have any questions about your Contract or how this change affects you, please do not hesitate to contact our Home Office toll free at 1-800-247-4170.